UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2013

MGIC Investment Corporation

(Exact name of registrant as specified in its charter)

Wisconsin	1-10816	39-1486475
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

MGIC Plaza, 250 East Kilbourn Avenue, Milwaukee, WI 53202

(Address of principal executive offices, including zip code)

(414) 347-6480

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01.             Entry into a Material Definitive Agreement.

Offering of Common Stock

On March 6, 2013, MGIC Investment Corporation (the “Company”) entered into an underwriting agreement (the “Common Stock Underwriting Agreement”) with Goldman, Sachs & Co., as the representative of the several underwriters listed therein (collectively, the “Common Stock Underwriters”).  Pursuant to the Common Stock Underwriting Agreement, the Company agreed to sell and the Common Stock Underwriters agreed to purchase for resale to the public (the “Common Stock Offering”), subject to the terms and conditions expressed therein, 135,000,000 shares of the Company’s common stock at a price per share of $5.15 to the public, less an underwriting discount of $0.23175 per share, other than with respect to 210,000 shares to be purchased by officers of the Company for which there is no underwriting discount.  The Common Stock Underwriters also have an option to purchase up to 20,250,000 additional shares of the Company’s common stock at the same price per share.  The Common Stock Offering is expected to close on March 12, 2013.

The Common Stock Underwriting Agreement contains customary representations, warranties and agreements of the Company, conditions to closing, indemnification rights and obligations of the parties and termination provisions.  The description of the Common Stock Underwriting Agreement set forth above is qualified in its entirety by reference to the text of the Common Stock Underwriting Agreement, a copy of which is filed herewith as Exhibit 1.1 and is incorporated herein by reference.

The Company’s common stock to be sold pursuant to the Common Stock Underwriting Agreement was registered pursuant to an effective Registration Statement on Form S-3 (Reg. No. 333-166175) (the “Registration Statement”) that the Company filed with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”).  The Company is filing certain exhibits as part of this Current Report on Form 8-K in connection with its filing with the SEC of a definitive prospectus supplement, dated March 6, 2013, and prospectus, dated April 20, 2010, relating to the Common Stock Offering.  See “Item 9.01 — Financial Statements and Exhibits.”

Offering of Convertible Notes

Also on March 6, 2013, the Company entered into an underwriting agreement (the “Convertible Notes Underwriting Agreement”) with Goldman, Sachs & Co., as the representative of the several underwriters listed therein (collectively, the “Convertible Notes Underwriters”).  Pursuant to the Convertible Notes Underwriting Agreement, the Company agreed to sell and the Convertible Notes Underwriters agreed to purchase for resale to the public (the “Convertible Notes Offering”), subject to the terms and conditions expressed therein, $450,000,000 aggregate principal amount of the Company’s 2.00% convertible senior notes due 2020 (the “Convertible Notes”).  The Convertible Notes Underwriters also have an option to purchase up to an additional $50,000,000 aggregate principal amount of Convertible Notes.  The Convertible Notes Offering is expected to close on March 12, 2013.

The conversion rate for the Convertible Notes will initially be 143.8332 shares of the Company’s common stock per $1,000 principal amount of Convertible Notes (equivalent to a conversion price of approximately $6.95 per share), subject to adjustment in certain events.  Holders may convert their Convertible Notes into shares of the Company’s common stock at their option prior to the close of business on the business day immediately preceding January 1, 2020 under certain circumstances described in the definitive prospectus supplement for the Convertible Notes and at any time on or after January 1, 2020 until the close of business on the second scheduled trading day immediately preceding the maturity date for the Convertible Notes of April 1, 2020.  Upon conversion, the Company will deliver on the third trading day following the relevant conversion date a number of shares of the Company’s common stock equal to (i)(A) the aggregate principal amount of the Convertible Notes to be converted divided by (B) $1,000, multiplied by (ii) the then applicable conversion rate for each $1,000 principal amount of the Convertible Notes.

The Convertible Notes Underwriting Agreement contains customary representations, warranties and agreements of the Company, conditions to closing, indemnification rights and obligations of the parties and termination provisions.  The description of the Convertible Notes Underwriting Agreement set forth above is qualified in its entirety by reference to the text of the Convertible Notes Underwriting Agreement, a copy of which is filed herewith as Exhibit 1.2 and is incorporated herein by reference.

The Convertible Notes to be sold pursuant to the Convertible Notes Underwriting Agreement were registered pursuant to the Registration Statement that the Company filed with the SEC under the Securities Act.  The Company is filing certain exhibits as part of this Current Report on Form 8-K in connection with its filing with the SEC of a definitive prospectus supplement, dated March 6, 2013, and prospectus, dated April 20, 2010, relating to the Convertible Notes Offering. See “Item 9.01 — Financial Statements and Exhibits.”

Underwriters

In the ordinary course of their respective businesses, the Common Stock Underwriters, the Convertible Notes Underwriters or their affiliates have performed and may in the future perform certain commercial banking, investment banking and advisory services for the Company from time to time for which they have received and may receive in the future customary fees and expenses.

Amendment to Rights Agreement

On March 11, 2013, the Company entered into an Amendment (the “Amendment”) to its Amended and Restated Rights Agreement (the “Rights Agreement”), dated as of July 25, 2012, as amended, between the Company and Wells Fargo Bank, National Association, as successor Rights Agent.  The Company previously declared a dividend of one common share purchase right (a “Right”) for each outstanding share of common stock of the Company in connection with the adoption of the Rights Agreement.  Each Right entitles the registered holder to purchase from the Company one-tenth of one share of common stock, at a price of $14.00 per share (equivalent to $1.40 for each one-tenth of a share of common stock), subject to adjustment.  The Amendment clarifies that a person or entity shall not be deemed to be a “Beneficial Owner” of, or to “beneficially own,” any shares of the Company’s common stock that would be issuable upon the conversion of the Company’s 9% Convertible Junior Subordinated Debentures due 2063 (the “Debentures”) as a result of deferred interest accrued with respect to the Debentures that are beneficially owned (and not yet converted) by such person or entity. In addition, the Amendment updates existing references to convertible debt securities in the Rights Agreement to include references to the Convertible Notes.

The description of the Amendment set forth above is qualified in its entirety by reference to the text of the Amendment, a copy of which is filed as Exhibit 4.1 and is incorporated herein by reference.

Item 2.03.              Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K under the headings “Offering of Common Stock” and “Offering of Convertible Notes” is hereby incorporated by reference into this Item 2.03.

Item 8.01.             Other Events.

On March 8, 2013, the Convertible Notes Underwriters exercised their option to purchase an additional $50,000,000 aggregate principal amount of Convertible Notes on the same terms as in the Convertible Notes Offering.

Item 9.01.             Financial Statements and Exhibits.

(a)           Not applicable.

(b)           Not applicable.

(c)           Not applicable.

(d)           Exhibits.  The following exhibits are being filed herewith:

(1.1)        Underwriting Agreement, dated March 6, 2013, between MGIC Investment Corporation and Goldman, Sachs & Co., as the representative of the several underwriters listed therein, relating to the Common Stock Offering.*

(1.2)        Underwriting Agreement, dated March 6, 2013, between MGIC Investment Corporation and Goldman, Sachs & Co., as the representative of the several underwriters listed therein, relating to the Convertible Notes Offering.*

(4.1)        Amendment to Amended and Restated Rights Agreement, dated as of March 11, 2013, between MGIC Investment Corporation and Wells Fargo Bank, National Association [Incorporated by reference to Exhibit 4.3 to Amendment No. 7 to the Registration Statement on Form 8-A/A of MGIC Investment Corporation (Commission File No. 1-10816)].

(5.1)        Opinion of Foley & Lardner LLP relating to the Common Stock Offering, dated March 8, 2013.

(5.2)        Opinion of Foley & Lardner LLP relating to the Convertible Notes Offering, dated March 8, 2013.

(23.1)     Consent of Foley & Lardner LLP relating to the Common Stock Offering (contained in Exhibit 5.1 hereto).

(23.2)     Consent of Foley & Lardner LLP relating to the Convertible Notes Offering (contained in Exhibit 5.2 hereto).

*   The schedules and exhibits referred to in the Underwriting Agreements are not being filed herewith. The registrant agrees to furnish supplementally a copy of any such schedules and exhibits to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGIC INVESTMENT CORPORATION

Date: March 11, 2013	By:	/s/ Jeffrey H. Lane
Jeffrey H. Lane
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

(1.1)

Underwriting Agreement, dated March 6, 2013, between MGIC Investment Corporation and Goldman, Sachs & Co., as the representative of the several underwriters listed therein, relating to the Common Stock Offering.*

(1.2)

Underwriting Agreement, dated March 6, 2013, between MGIC Investment Corporation and Goldman, Sachs & Co., as the representative of the several underwriters listed therein, relating to the Convertible Notes Offering.*

(4.1)

Amendment to Amended and Restated Rights Agreement, dated as of March 11, 2013, between MGIC Investment Corporation and Wells Fargo Bank, National Association [Incorporated by reference to Exhibit 4.3 to Amendment No. 7 to the Registration Statement on Form 8-A/A of MGIC Investment Corporation (Commission File No. 1-10816)].

(5.1)	Opinion of Foley & Lardner LLP relating to the Common Stock Offering, dated March 8, 2013.

(5.2)	Opinion of Foley & Lardner LLP relating to the Convertible Notes Offering, dated March 8, 2013.

(23.1)	Consent of Foley & Lardner LLP relating to the Common Stock Offering (contained in Exhibit 5.1 hereto).

(23.2)	Consent of Foley & Lardner LLP relating to the Convertible Notes Offering (contained in Exhibit 5.2 hereto).

*              The schedules and exhibits referred to in the Underwriting Agreements are not being filed herewith. The registrant agrees to furnish supplementally a copy of any such schedules and exhibits to the Securities and Exchange Commission upon request.